UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 28, 2020
_________________________________________________________________
First Citizens BancShares, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-16715	56-1528994
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4300 Six Forks Road	Raleigh	North Carolina	27609
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (919) 716-7000
________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities Registered Pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, Par Value $1	FCNCA	Nasdaq Global Select Market
Depositary Shares, Each Representing a 1/40th Interest in a Share of 5.375% Non-Cumulative Perpetual Preferred Stock, Series A	FCNCP	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
        Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.
On July 28, 2020, Registrant announced its results of operations for the quarter ended June 30, 2020. A copy of Registrant’s press release containing this information are attached as Exhibit 99.1 to this Report and are incorporated herein by reference. The press release is available on the Registrant’s Internet site at http://www.firstcitizens.com.
Item 7.01. Regulation FD Disclosure.
On July 29, 2020 at 9:00 am Eastern Time, the Registrant intends to hold a conference call to discuss the Registrant’s financial results for the quarter ended June 30, 2020, including the press release. Additional investor presentation materials related to such call are furnished hereto as Exhibit 99.2 and are, along with the press release and financial statements, incorporated herein by reference.
In accordance with the General Instruction B.2 of Form 8-K, the information presented herein pursuant to Item 2.02, “Results of Operations,” and Item 7.01, “Regulation FD,” including Exhibit 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall the information be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.
Item 9.01. Financial Statements and Exhibits
        (d) Exhibits. The following exhibits accompany this Report.

Exhibit No.	Description

99.1	Press Release dated July 28, 2020

99.2	Investor Presentation dated July 28, 2020

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
Disclosures About Forward Looking Statements
        This Current Report on Form 8-K (this “Report”) may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended. For the purposes of these discussions, any statements that are not statements of historical fact may be deemed to be forward-looking statements. Such statements are often characterized by the use of qualifying words such as “expects,” “anticipates,” “believes,” “estimates,” “plans,” “projects,” or other statements concerning opinions or judgments of BancShares and its management about future events. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results or events to differ materially from those described in the statements. The accuracy of such forward-looking statements could be affected by factors beyond the Registrant’s control, including, but not limited to, the impacts of the coronavirus (“COVID-19”) pandemic on our business, the financial success or changing conditions or strategies of the Registrant’s customers or vendors, fluctuations in interest rates, actions of government regulators, the availability of capital and personnel, the delay in closing (or failure to close) one or more of our previously announced acquisition transaction(s), the failure to realize the anticipated benefits of our previously announced acquisition transaction(s), or general competitive, economic, political, and market conditions. These forward-looking statements are made only as of the date of this Report, and the Registrant undertakes no obligation to revise or update these statements following the date of this Report, except as may be required by law.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Citizens BancShares, Inc.
(Registrant)

Date:	July 28, 2020	By: /s/ Craig L. Nix
Craig L. Nix
Chief Financial Officer